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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-61953, 333-92875, 333-92877 and 333-93681.


/s/ ARTHUR ANDERSEN LLP

Houston, Texas
March 27, 2002